Second Amended and Restated Intercompany Subordination Agreement

This Second Amended and Restated Intercompany Subordination Agreement (this “Second Amended and Restated Subordination Agreement”), dated as of April 30, 2007, is made among the Obligors (as defined below) and Wells Fargo Bank, National Association, a national banking association, as Agent (in such capacity, “Agent”) for the Lenders (as defined below).

Recitals

Whereas, Obligors and Wells Fargo Foothill, Inc., as agent (in such capacity, “Original Agent”) for the benefit of all lenders party to the Original Loan Agreement (as defined below) (“Original Lenders”), have entered into that certain Amended and Restated Intercompany Subordination Agreement, dated as of March 28, 2005 (as amended, amended and restated, supplemented, and/or otherwise modified from time to time, the “Original Subordination Agreement”), pursuant to which certain Obligors have agreed to subordinate certain intercompany indebtedness, liabilities, and other obligations of certain other Obligors to such Obligors to the obligations owed by any Borrower (as defined below) or Guarantor (as defined below) to the Original Agent pursuant to the Original Loan Agreement.

Whereas, Original Agent, Original Lenders, Smart Modular Technologies, Inc., a California corporation (“US Borrower”), Smart Modular Technologies (Europe) Limited, a company organized under the laws of England and Wales (“UK Borrower”), and Smart Modular Technologies (Puerto Rico) Inc., an exempted company organized under the laws of the Cayman Islands (“PR Borrower”, and together with US Borrower and UK Borrower, collectively referred to herein as “Borrowers”), and the other obligors identified on the signature pages thereto have previously entered into that certain Amended and Restated Loan and Security Agreement, dated as of March 28, 2005 (as amended, amended and restated, supplemented, and/or otherwise modified from time to time, the “Original Loan Agreement”), pursuant to which, among other things, Original Lenders have provided certain credit and other financial accommodations to Borrowers.

Whereas, Borrowers have requested that the Original Loan Agreement be amended and restated in its entirety, as set forth in that certain Second Amended and Restated Loan and Security Agreement, dated as of April 30, 2007 (the “Second Amended and Restated Loan and Security Agreement”), by and among Borrowers, the lenders identified on the signature pages thereto (such lenders, together with their respective successors and permitted assigns, are referred to hereinafter each individually as a “Lender” and collectively as the “Lenders”), the other obligors named therein, and Wells Fargo Bank, National Association, as Agent, pursuant to which, among other things, (i) Wells Fargo Bank, National Association, will replace Wells Fargo Foothill Inc., a California corporation, as Agent, (ii) the Maximum Revolver Amount available under the Original Loan Agreement will be increased, (iii) certain financial covenants applicable to Borrowers will be amended, and (iv) certain other changes will be made to the terms and provisions of the Original Loan Agreement. Initially capitalized terms used herein without definitions shall have the meanings given in the Second Amended and Restated Loan and Security Agreement.

Whereas, certain Obligors have made or may make certain loans or advances from time to time to one or more other Obligors;

Whereas, as a condition to entering into the Second Amended and Restated Loan and Security Agreement and continuing to provide loans, advances, credit, and certain other financial accommodations to the Borrowers under the Second Amended and Restated Loan and Security Agreement, Lenders have required, among other things, that each Obligor reaffirms its subordination of certain intercompany indebtedness, liabilities, and other obligations of certain other Obligors to such Obligor by amending and restating the Original Subordination Agreement and entering into and delivering this Second Amended and Restated Subordination Agreement.

Now, Therefore, for good and valuable consideration, receipt whereof is hereby acknowledged, the parties hereto hereby agree as follows:

Section 1. Definitions; Interpretation.

(a) Terms Defined in Loan Agreement. All capitalized terms used in this Second Amended and Restated Subordination Agreement and not otherwise defined herein shall have the meanings assigned to them in the Second Amended and Restated Loan and Security Agreement.

(b) Certain Defined Terms. As used in this Second Amended and Restated Subordination Agreement, the following terms shall have the following meanings:

“Guarantors” means, collectively, Borrowers, Smart Modular Technologies (DE), Inc., a Delaware corporation, Smart Modular (Foreign Holdings) Inc., an exempted company organized under the laws of the Cayman Islands, Smart Modular Technologies (WWH), Inc., an exempted company organized under the laws of the Cayman Islands, Smart Modular Technologies (Global), Inc., an exempted company organized under the laws of the Cayman Islands, Smart Modular Technologies (DH), Inc., an exempted company organized under the laws of the Cayman Islands, Smart Modular Technologies (CI) Inc., an exempted company organized under the laws of the Cayman Islands, Smart Modular Technologies SDN. BHD., a corporation organized under the laws of Malaysia, Smart Modular Technologies Indústria De Componentes Eletrônicos LTDA., a limited liability company (sociedade limitada) organized under the laws of the Federative Republic of Brazil, and Modular Brasil Participações LTDA., a limited liability company (sociedade limitada) organized under the laws of the Federative Republic of Brazil.

“Insolvency Event” has the meaning set forth in Section 3.

“Obligors” means, collectively, Guarantors, Borrowers and each of their respective subsidiaries.

“Senior Debt” means the “Obligations” of any Borrower or any Guarantor as defined in the Second Amended and Restated Loan and Security Agreement.

“Subordinated Debt” means, with respect to each Obligor, all indebtedness, liabilities, and other obligations of any other Obligor owing to such Obligor in respect of any and all loans or advances made by such Obligor to such other Obligor whether now existing or hereafter arising, and whether due or to become due, absolute or contingent, liquidated or unliquidated, determined or undetermined, including all fees and all other amounts payable by any other Obligor to such Obligor under or in connection with any documents or instruments related thereto.

“Subordinated Debt Payment” means any payment or distribution by or on behalf of an Obligor, directly or indirectly, of assets of such Obligor of any kind or character, whether in cash, property, or securities (including on account of the purchase, redemption, or other acquisition of Subordinated Debt) as a result of a collection, sale, or other disposition of Collateral, or by setoff, exchange, or in any other manner, in each case for or on account of the Subordinated Debt.

(c) Interpretation. Unless the context of this Second Amended and Restated Subordination Agreement clearly requires otherwise, references to the plural include the singular, references to the singular include the plural, the term “including” is not limiting, and the term “or” has, except where otherwise indicated, the inclusive meaning represented by the phrase “and/or.” The words “hereof,” “herein,” “hereby,” “hereunder,” and similar terms in this Second Amended and Restated Subordination Agreement refer to this Second Amended and Restated Subordination Agreement as a whole and not to any particular provision of this Second Amended and Restated Subordination Agreement. Section, subsection, clause, schedule, and exhibit references are to this Second Amended and Restated Subordination Agreement unless otherwise specified. References to agreements and other contractual instruments shall be deemed to include all subsequent amendments and other modifications thereto. References to statutes or regulations are to be construed as including all statutory and regulatory provisions consolidating, amending or replacing the statute or regulation referred to. The captions and headings are for convenience of reference only and shall not affect the construction of this Second Amended and Restated Subordination Agreement.

Section 2. Subordination to Payment of Senior Debt. As to each Obligor, all payments on account of the Subordinated Debt shall be subject, subordinate, and junior, in right of payment and exercise of remedies, to the extent and in the manner set forth herein, to the prior payment, in full, in cash or cash equivalents of the Senior Debt.

Section 3. Subordination Upon Any Distribution of Assets of the Obligors.

As to each Obligor, in the event of any payment or distribution of assets of any other Obligor of any kind or character, whether in cash, property, or securities, upon the dissolution, winding up, or total or partial liquidation or reorganization, readjustment, arrangement, or similar proceeding relating to such other Obligor or its property, whether voluntary or involuntary, or in bankruptcy, insolvency, receivership, arrangement, or similar proceedings or upon an assignment for the benefit of creditors, or upon any other marshaling or composition of the assets and liabilities of such other Obligor, or otherwise, in each case except in connection with any transaction permitted by Section 7.3(i) of the Second Amended and Restated Loan and Security Agreement (such events, collectively, the “Insolvency Events”): (i) all amounts owing on account of the Senior Debt shall first be paid, in full, in cash, or payment provided for in cash or in cash equivalents, before any Subordinated Debt Payment is made; and (ii) to the extent permitted by applicable law, any Subordinated Debt Payment to which such Obligor would be entitled except for the provisions hereof, shall be paid or delivered by the trustee in bankruptcy, receiver, assignee for the benefit of creditors, or other liquidating agent making such payment or distribution directly to Agent for application to the payment of the Senior Debt in accordance with clause (i), after giving effect to any concurrent payment or distribution or provision therefor to Agent or any Lender or Bank Product Provider in respect of such Senior Debt.

Section 4. Payments on Subordinated Debt.

(a) Permitted Payments. Subject to Section 4(b), each Obligor may make, and each other Obligor shall be entitled to accept and receive, payments on account of the Subordinated Debt.

(b) No Payment Upon Senior Debt Defaults. Upon the occurrence of any Event of Default, and until such Event of Default is cured or waived, except for Subordinated Debt Payments made (i) to a Borrower or (ii) in connection with any transaction permitted under Section 7.3(i) of the Second Amended and Restated Loan and Security Agreement, no Obligor shall make, and no Obligor or Subsidiary shall accept or receive, any Subordinated Debt Payment.

Section 5. Subordination of Remedies. As long as any Senior Debt shall remain outstanding and unpaid, upon the occurrence of any Event of Default and until such Event of Default is cured or waived, except for Subordinated Debt Payments made (i) to a Borrower or (ii) in connection with any transaction permitted under Section 7.3(i) of the Second Amended and Restated Loan and Security Agreement, no Obligor shall, without the prior written consent of Agent:

(a) accelerate, make demand, or otherwise make due and payable prior to the original due date thereof any Subordinated Debt or bring suit or institute any other actions or proceedings to enforce its rights or interests in respect of any Subordinated Debt of any other Obligor owing to such Obligor;

(b) exercise any rights under or with respect to any guaranties of Subordinated Debt, if any;

(c) exercise any rights to set-offs and counterclaims in respect of any indebtedness, liabilities, or obligations of such Obligor to any other Obligor against any of the Subordinated Debt; or

(d) commence, or cause to be commenced, or join with any creditor other than Agent or the Lenders in commencing, any bankruptcy, insolvency, or receivership proceeding against any other Obligor.

Section 6. Payment Over to Agent. In the event that, notwithstanding the provisions of Section 3, Section 4, and Section 5, any Subordinated Debt Payment shall be received in contravention of Section 3, Section 4, or Section 5 by any Obligor before all Senior Debt is paid, in full, in cash or cash equivalents, such Subordinated Debt Payment shall be held in trust for the benefit of Agent, the Lenders and any Bank Product Provider and shall be paid over or delivered to Agent for application to the payment, in full, in cash or cash equivalents of all Senior Debt remaining unpaid to the extent necessary to give effect to Section 3, Section 4, and Section 5, after giving effect to any concurrent payments or distributions to Agent or any Lender or Bank Product Provider in respect of the Senior Debt.

Section 7. Authorization to Agent. If, while any Subordinated Debt is outstanding, any Insolvency Event shall occur and be continuing with respect to any other Obligor or its property: (i) Agent hereby is irrevocably authorized and empowered (in the name of each Obligor or otherwise), but shall have no obligation, to demand, sue for, collect, and receive every payment or distribution in respect of Subordinated Debt and give acquittance therefor and to file claims and proofs of claim and take such other action (including voting any Subordinated Debt) as it may deem necessary or advisable for the exercise or enforcement of any of the rights or interests of Agent or any Lender or Bank Product Provider; and (ii) each Obligor shall promptly take such action as Agent reasonably may request, to the extent permitted under applicable law, (A) to collect the Subordinated Debt for the account of Agent, the Lenders and the Bank Product Providers and to file appropriate claims or proofs of claim in respect of the Subordinated Debt, (B) to execute and deliver to Agent such powers of attorney, assignments, and other instruments as it may request to enable it to enforce any and all claims with respect to the Subordinated Debt, and (C) to collect and receive any and all Subordinated Debt Payments.

Section 8. Certain Agreements of Each Obligor.

(a) No Benefits. Each Obligor understands that there may be various agreements between or among Agent, the Lenders and/or the Bank Product Providers, on the one hand, and the other Obligors, on the other hand, evidencing and governing the Senior Debt, and each Obligor acknowledges and agrees that such agreements are not intended to confer any benefits on such Obligor and that neither Agent nor any Lender or Bank Product Provider shall have any obligation to such Obligor or any other Person to exercise any rights, enforce any remedies, or take any actions which may be available to them under such agreements.

(b) No Interference. Each Obligor acknowledges that each other Obligor has granted to Agent for the benefit of the Lenders and Bank Product Providers Liens on all of such other Obligor’s assets (subject to certain exceptions set forth in the Loan Documents), and agrees not to interfere with or in any manner oppose a disposition of any Collateral by Agent in accordance with applicable law and the Loan Documents.

(c) Reliance by Agent and the Lenders. Each Obligor acknowledges and agrees that Agent and the Lenders will have relied upon and will continue to rely upon the subordination provisions provided for herein and the other provisions hereof in entering into the Loan Documents and making or issuing the Advances, the Letters of Credit, or other financial accommodations thereunder.

(d) Waivers. Except as provided under the Second Amended and Restated Loan and Security Agreement, to the extent permitted by applicable law, each Obligor hereby waives any and all notice of the incurrence of the Senior Debt or any part thereof and any right to require marshaling of assets.

(e) Obligations of Each Obligor Not Affected. Each Obligor hereby agrees, to the extent permitted by applicable law, that at any time and from time to time, without notice to or the consent of such Obligor, without incurring responsibility to such Obligor, and without impairing or releasing the subordination provided for herein or otherwise impairing the rights of Agent or any Lender hereunder, (i) the time for any other Obligor’s performance of or compliance with any of its agreements contained in the Loan Documents may be extended or such performance or compliance may be waived by Agent, Lenders or Bank Product Providers (in accordance with the Loan Documents or the Bank Product Agreements); (ii) the agreements of any other Obligor with respect to the Loan Documents or Bank Product Agreements may from time to time be modified by such other Obligor, Agent, Lenders or Bank Product Providers (in accordance with the Loan Documents or the Bank Product Agreements) for the purpose of adding any requirements thereto or changing in any manner the rights and obligations of such other Obligor, Agent, Lenders or Bank Product Providers thereunder; (iii) the manner, place, or terms for payment of Senior Debt or any portion thereof may be altered or the terms for payment extended, or the Senior Debt may be renewed in whole or in part; (iv) the maturity of the Senior Debt may be accelerated in accordance with the terms of any present or future agreement by any other Obligor, Agent, Lenders or Bank Product Providers (in accordance with the Loan Documents or Bank Product Agreements); (v) any Collateral may be sold, exchanged, released, or substituted and any Lien in favor of Agent or any Lender or Bank Product Provider may be terminated, subordinated, or fail to be perfected or become unperfected; (vi) any Person liable in any manner for Senior Debt may be discharged, released, or substituted; and (vii) all other rights against the other Obligors, any other Person, or with respect to any Collateral may be exercised (or Agent or any Lender or Bank Product Provider may waive or refrain from exercising such rights in accordance with the Loan Documents or the Bank Product Agreements).

(f) Rights of Agent and the Lenders Not to Be Impaired. No right of Agent or any Lender or Bank Product Provider to enforce the subordination provided for herein or to exercise its other rights hereunder shall at any time in any way be prejudiced or impaired by any act or failure to act by any other Obligor, Agent or any Lender or Bank Product Provider hereunder or under or in connection with the other Loan Documents or by any noncompliance by the other Obligors with the terms and provisions and covenants herein or in any other Loan Document, regardless of any knowledge thereof Agent or any Lender or Bank Product Provider may have or otherwise be charged with.

(g) Financial Condition of the Obligors. Except as provided under the Second Amended and Restated Loan and Security Agreement, no Obligor shall have any right to require Agent or any Lender or Bank Product Provider to obtain or disclose any information with respect to: (i) the financial condition or character of any other Obligor or the ability of any other Obligor to pay and perform the Senior Debt; (ii) the existence or nonexistence of any guarantees of, or any other subordination agreements with respect to, all or any part of the Senior Debt; (iii) any action or inaction on the part of Agent, any Lender or any other Person; or (iv) any other matter, fact, or occurrence whatsoever. The Obligors that are not party to the Second Amended and Restated Loan and Security Agreement shall not have any right to require Agent or any Lender, or any Bank Product Provider to obtain or disclose any information with respect to: (i) the financial condition or character of any other Obligor or the ability of the other Obligors to pay and perform Senior Debt; (ii) the Senior Debt; (iii) the Collateral or other security for any or all of the Senior Debt; (iv) the existence or nonexistence of any guarantees of, or any other subordination agreements with respect to, all or any part of the Senior Debt; (v) any action or inaction on the part of Agent, any Lender, any Bank Product Provider or any other Person; or (vi) any other matter, fact or occurrence whatsoever.

(h) Acquisition of Liens or Guaranties. Except as permitted under the Second Amended and Restated Loan and Security Agreement, no Obligor shall, without the prior consent of Agent, acquire any right or interest in or to any Collateral not owned by such Obligor or accept any guaranties for the Subordinated Debt.

Section 9. Subrogation.

(a) Subrogation. Until the payment and performance in full in cash of all Senior Debt, no Obligor shall have, or directly or indirectly exercise, any rights that it may acquire by way of subrogation under this Second Amended and Restated Subordination Agreement, by any payment or distribution to Agent or any Lender or Bank Product Provider hereunder or otherwise. Upon the payment and performance in full in cash of all Senior Debt, each Obligor shall be subrogated to the rights of Agent, Lenders and the Bank Product Providers to receive payments or distributions applicable to the Senior Debt until the Subordinated Debt shall be paid in full. For the purposes of the foregoing subrogation, no payments or distributions to Agent or any Lender or Bank Product Provider of any cash, property, or securities to which any Obligor would be entitled except for the provisions of Section 3, Section 4, or Section 5 shall, as among such Obligor, its creditors (other than Agent, Lenders and the Bank Product Providers), and the other Obligors, be deemed to be a payment by the other Obligors to or on account of the Senior Debt.

(b) Payments Over to the Obligors. If any payment or distribution to which any Obligor would otherwise have been entitled but for the provisions of Section 3, Section 4, or Section 5 shall have been applied pursuant to the provisions of Section 3, Section 4, or Section 5 to the payment of all amounts payable under the Senior Debt, such Obligor shall be entitled to receive from Agent or any Lender or Bank Product Provider, as the case may be, any payments or distributions received by such Person in excess of the amount sufficient to pay in full in cash all amounts payable under or in respect of the Senior Debt. If any such excess payment is made to Agent or any Lender or Bank Product Provider, such Person shall promptly remit such excess to such Obligor and until so remitted shall hold such excess payment for the benefit of such Obligor.

Section 10. Continuing Agreement; Reinstatement.

(a) Continuing Agreement. This Second Amended and Restated Subordination Agreement is a continuing agreement of subordination and shall continue in effect and be binding upon each Obligor until payment and performance in full in cash of the Senior Debt. The subordinations, agreements, and priorities set forth herein shall remain in full force and effect regardless of whether any party hereto in the future seeks to rescind, amend, terminate, or reform, by litigation or otherwise, its respective agreements with the other Obligors.

(b) Reinstatement. This Second Amended and Restated Subordination Agreement shall continue to be effective or shall be reinstated, as the case may be, if, for any reason, any payment of the Senior Debt by or on behalf of any other Obligor shall be rescinded or must otherwise be restored by Agent or any Lender, whether as a result of an Insolvency Event or otherwise.

Section 11. Transfer of Subordinated Debt. Except as permitted under the Second Amended and Restated Loan and Security Agreement, no Obligor may assign or transfer its rights and obligations in respect of the Subordinated Debt without the prior written consent of Agent, and any such transferee or assignee, as a condition to acquiring an interest in the Subordinated Debt shall agree to be bound hereby, in form reasonably satisfactory to Agent.

Section 12. Obligations of the Obligors Not Affected. The provisions of this Second Amended and Restated Subordination Agreement are intended solely for the purpose of defining the relative rights of each Obligor against the other Obligors, on the one hand, and of Agent and the Lenders and Bank Product Providers against the Obligors, on the other hand. Nothing contained in this Second Amended and Restated Subordination Agreement shall (i) impair, as between each Obligor and the other Obligors, the obligation of the other Obligors to pay their respective obligations with respect to the Subordinated Debt as and when the same shall become due and payable, or (ii) otherwise affect the relative rights of each Obligor against the other Obligors, on the one hand, and of the creditors (other than Agent and the Lenders and the Bank Product Providers) of the other Obligors against the other Obligors, on the other hand.

Section 13. Endorsement of Obligor Documents; Further Assurances and Additional Acts.

(a) Endorsement of Obligor Documents. At the request of Agent, all documents and instruments evidencing any of the Subordinated Debt, if any, shall be endorsed with a legend noting that such documents and instruments are subject to this Second Amended and Restated Subordination Agreement, and each Obligor shall promptly deliver to Agent evidence of the same.

(b) Further Assurances and Additional Acts. Each Obligor shall execute, acknowledge, deliver, file, notarize, and register at its own expense all such further agreements, instruments, certificates, financing statements, documents, and assurances, and perform such acts as Agent reasonably shall deem necessary or appropriate to effectuate the purposes of this Second Amended and Restated Subordination Agreement, and promptly provide Agent with evidence of the foregoing reasonably satisfactory in form and substance to Agent.

Section 14. Notices. All notices and other communications provided for hereunder shall, unless otherwise stated herein, be delivered in accordance with the notice provisions contained in the Second Amended and Restated Loan and Security Agreement.

Section 15. No Waiver; Cumulative Remedies. No failure on the part of Agent or any Lender to exercise, and no delay in exercising, any right, remedy, power, or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, remedy, power, or privilege preclude any other or further exercise thereof or the exercise of any other right, remedy, power, or privilege. The rights and remedies under this Second Amended and Restated Subordination Agreement are cumulative and not exclusive of any rights, remedies, powers, and privileges that may otherwise be available to Agent or any Lender.

Section 16. Intentionally Omitted.

Section 17. Survival. All covenants, agreements, representations and warranties made in this Second Amended and Restated Subordination Agreement shall, except to the extent otherwise provided herein, survive the execution and delivery of this Second Amended and Restated Subordination Agreement, and shall continue in full force and effect so long as any Senior Debt remains unpaid.

Section 18. Benefits of Agreement. This Second Amended and Restated Subordination Agreement is entered into for the sole protection and benefit of the parties hereto and their successors and assigns, and no other Person shall be a direct or indirect beneficiary of, or shall have any direct or indirect cause of action or claim in connection with, this Second Amended and Restated Subordination Agreement.

Section 19. Binding Effect. This Second Amended and Restated Subordination Agreement shall be binding upon, inure to the benefit of and be enforceable by each Obligor, Agent, each Lender and their respective successors and permitted assigns.

Section 20. governing law. This Second Amended and Restated Subordination Agreement shall be governed by, and construed in accordance with, the laws of the State of New York, without reference to its conflict of law provisions (other than section 5-1401 of the New York Law General Obligations Law), and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

Section 21. Submission to Jurisdiction. To the extent permitted by applicable law, each party hereto hereby (i) submits to the non-exclusive jurisdiction of the state and federal courts located in the Borough of Manhattan, County of New York, State of New York, for the purpose of any action or proceeding arising out of or relating to this Second Amended and Restated Subordination Agreement, (ii) agrees that all claims in respect of any such action or proceeding may be heard and determined in such courts, or in any other court of its own corporate domicile, at the election of the plaintiff, in respect of actions brought against it as a defendant (iii) irrevocably waives (to the extent permitted by applicable law) any objection which it now or hereafter may have to the laying of venue of any such action or proceeding brought in any of the foregoing courts, and any objection on the ground that any such action or proceeding in any such court has been brought in an inconvenient forum and (iv) agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner permitted by law.

Section 22. Entire Agreement; Amendments and Waivers.

(a) Entire Agreement. This Second Amended and Restated Subordination Agreement constitutes the entire agreement of each of the Obligors, Agent and each of the Lenders with respect to the matters set forth herein and supersedes any prior agreements, commitments, draft, communications, discussions and understandings, oral or written, with respect thereto.

(b) Amendments and Waivers. No amendment or waiver of any provision of this Second Amended and Restated Subordination Agreement, and no consent with respect to any departure by any Obligor therefrom, shall be effective unless the same shall be in writing and signed by the Agent and Obligors and made in compliance with the terms of the Second Amended and Restated Loan and Security Agreement, and then any such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. No failure by Agent or any other Lender to exercise any right, remedy, or option under this Second Amended and Restated Subordination Agreement, or delay by Agent or any other Lender in exercising the same, will operate as a waiver thereof. No waiver by Agent on any occasion shall affect or diminish Agent’s or each other Lender’s rights thereafter to require strict performance by each Obligor of any provision of this Second Amended and Restated Subordination Agreement. Agent’s and each other Lender’s rights under this Second Amended and Restated Subordination Agreement will be cumulative and not exclusive of any other right or remedy that Agent or any other Lender may have.

Section 23. Conflicts. In case of any conflict or inconsistency between any terms of this Second Amended and Restated Subordination Agreement, on the one hand, and any documents or instruments in respect of the Subordinated Debt, on the other hand, then the terms of this Second Amended and Restated Subordination Agreement shall control.

Section 24. Severability. Each provision of this Second Amended and Restated Subordination Agreement shall be severable from every other provision of this Second Amended and Restated Subordination Agreement for the purpose of determining the legal enforceability of any specific provision.

Section 25. Interpretation. This Second Amended and Restated Subordination Agreement is the result of negotiations between, and have been reviewed by the respective counsel to, the Obligors, Agent and each Lender and is the product of all parties hereto. Accordingly, this Second Amended and Restated Subordination Agreement shall not be construed against Agent or any Lender merely because of their involvement in the preparation hereof.

Section 26. Counterparts; Telefacsimile Execution. This Second Amended and Restated Subordination Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which, when taken together, shall constitute but one and the same agreement. Delivery of an executed counterpart of this Second Amended and Restated Subordination Agreement by telefacsimile shall be equally effective as delivery of an original executed counterpart of this Second Amended and Restated Subordination Agreement. Any party delivering an executed counterpart of this Second Amended and Restated Subordination Agreement by telefacsimile also shall deliver an original executed counterpart of this Second Amended and Restated Subordination Agreement but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Second Amended and Restated Subordination Agreement.

Section 27. Termination of Agreement. Upon payment and performance in full in cash of the Senior Debt (other than unmatured contingent obligations) and the termination of the Commitments, this Second Amended and Restated Subordination Agreement shall terminate and Agent shall promptly execute and deliver to each Obligor such documents and instruments as shall be reasonably necessary to evidence such termination. Upon the consummation of any Permitted Disposition of any party hereto, such party shall be automatically released from its obligations hereunder, and the Pledgee shall, at the expense of the Pledgor, execute and deliver such documents, and take such other action, as may be requested from time to time by such party to evidence such release.

[Signature page follows.]

In witness whereof, the undersigned has executed and delivered this Second Amended and Restated Intercompany Subordination Agreement as of the date first written above.

SMART MODULAR TECHNOLOGIES, INC.,

as successor by merger to Modular Merger Corporation, a California corporation By: /s/ Iain MacKenzie

Name: Iain MacKenzie

Title: CEO / President / Director

EXECUTED AS A DEED BY:

SMART MODULAR TECHNOLOGIES (EUROPE) LIMITED, a company organized under the laws of England and Wales, as an Obligor By: /s/ Iain MacKenzie

Name: Iain MacKenzie

Title: Director

By: /s/ A. Nguyen

Name: Ann Nguyen

Title: Secretary

EXECUTED AS A DEED BY:

SMART MODULAR TECHNOLOGIES (PUERTO RICO) INC., an exempted company organized under the laws of the Cayman Islands By: /s/ Iain MacKenzie

Name: Iain MacKenzie

Title: CEO / President / Director

IN THE PRESENCE OF:
Witness: _/s/ Kelly Maze

Name: Kelly Maze

SMART MODULAR TECHNOLOGIES (DE), INC., formerly known as Modular, Inc., a Delaware corporation By: /s/ Iain MacKenzie

Name: Iain MacKenzie

Title: President / Director

EXECUTED AS A DEED BY:

SMART MODULAR TECHNOLOGIES (WWH), INC., an exempted company organized under the laws of the Cayman Islands By: /s/ Iain MacKenzie

Name: Iain MacKenzie

Title: CEO / President / Director

IN THE PRESENCE OF:
Witness: _/s/ Kelly Maze

Name: Kelly Maze

EXECUTED AS A DEED BY:

SMART MODULAR TECHNOLOGIES (GLOBAL), INC., an exempted company organized under the laws of the Cayman Islands By: /s/ Iain MacKenzie

Name: Iain MacKenzie

Title: Director

IN THE PRESENCE OF:
Witness: _/s/ Kelly Maze

Name: Kelly Maze

EXECUTED AS A DEED BY:

SMART MODULAR TECHNOLOGIES (DH), INC., an exempted company organized under the laws of the Cayman Islands By: /s/ Iain MacKenzie

Name: Iain MacKenzie

Title: Director

IN THE PRESENCE OF:
Witness: _/s/ Kelly Maze

Name: Kelly Maze

EXECUTED AS A DEED BY:

SMART MODULAR TECHNOLOGIES (CI), INC., an exempted company organized under the laws of the Cayman Islands By: /s/ Iain MacKenzie

Name: Iain MacKenzie

Title: Director

IN THE PRESENCE OF:
Witness: _/s/ Kelly Maze

Name: Kelly Maze

SMART MODULAR TECHNOLOGIES INDÚSTRIA DE COMPONENTES ELETRÔNICOS LTDA., a limited liability company (sociedade limitada) organized under the Federative Republic of Brazil By: /s/ Rogerio D. J. Nunes

Name: Rogerio D. J. Nunes

Title: General Manager

MODULAR BRASIL PARTICIPAÇÕES LTDA., a limited liability company (sociedade limitada) organized under the Federative Republic of Brazil By: /s/ Rogerio D. J. Nunes

Name: Rogerio D. J. Nunes

Title: General Manager

SMART MODULAR TECHNOLOGIES SDN. BHD., a corporation organized under the laws of Malaysia By: /s/ Iain MacKenzie

Name: Iain MacKenzie

Title: Director

EXECUTED AS A DEED BY:

SMART MODULAR TECHNOLOGIES (FOREIGN HOLDINGS), INC., an exempted company organized under the laws of the Cayman Islands By: /s/ Iain MacKenzie

Name: Iain MacKenzie

Title: President / Director

IN THE PRESENCE OF:
Witness: _/s/ Kelly Maze

Name: Kelly Maze

WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association, By: /s/ Karen Byler

Name: Karen Byler

Title: Senior Vice President